Exhibit 99.1 Welcome David Solomon Chairman and Chief Executive Officer February 2023

State of the Franchise John Waldron President and Chief Operating Officer February 2023

INVESTOR DAY 2023 STATE OF THE FRANCHISE 1 Our Client Franchise is the Foundation of Our Firm One Goldman Sachs Trusted advisor We have been a trusted partner of the world's leading businesses, entrepreneurs, and institutions for more than 150 years Client-centric mindset Everything we do – our people, our technology, our organizational structure, and our incentives – is Clients designed to advance the success of our clients Global, broad, and deep We provide our clients access to a range of financial solutions that are differentiated by their breadth, depth, and geographic reach

INVESTOR DAY 2023 STATE OF THE FRANCHISE 2 Market-Leading Client Franchises Global Banking & Markets Asset & Wealth Management Leading franchise World-class investment manager 1 3 #1 M&A Top 5 Global Active Asset Manager 1 3 #2 Equity Underwriting Top 5 Alternative Asset Manager 2 2 #1 Equities , #2 FICC Premier Ultra High Net Worth franchise

INVESTOR DAY 2023 STATE OF THE FRANCHISE 3 Client-Centric Strategy Driving Outperformance Longer term operating focus Investing for growth Enhanced accountability Risk management culture Average net revenues ($bn) Book value per share growth (%) 1 Goldman Sachs Leading peer +43% $50.4 Growth 1-Year 7% 3% Increased market shares $35.3 Expanded client footprint 3-Years 39% 19% Growth in financing / NII Growth in management fees 5-Years 68% 42% 10-Years 110% 78% GS IPO (2Q99) 1,734% 420% 2017-2019 2020-2022

INVESTOR DAY 2023 STATE OF THE FRANCHISE 4 Strong Progress Against Our Firmwide Goals Investor Day 2020 targets Progress Through-the-cycle targets ~400bps 23.0% 3-year average impact of ROE litigation 10.2% 14.8% >13% 14-16% 11.1% 2020 2021 2022 ~400bps 24.3% impact of 1 ROTE litigation 11.0% 15.7% >14% 15-17% 11.8% 2020 2021 2022 65.0% 65.8% 53.8% Efficiency ratio (~760)bps impact of ~60% 61.5% ~60% litigation 2020 2021 2022

INVESTOR DAY 2023 STATE OF THE FRANCHISE 5

Strong Progress Against Our Business Goals

Segment	Goal	Status	Progress
Global Banking & Markets	Expand Investment Banking footprint	✓	+3,000 Investment Banking clients covered since 2017, total client footprint of 12,000+
	Increase client penetration	✓	Top 3 position with 77 of Top 100 largest FICC and Equities clients[1]
	Maintain and improve rankings	✓	#1 M&A[2], #2 ECM[2], #3 DCM[2] (3-year avg. rankings of #1 M&A[2], #1 ECM[2], #3 DCM[2])
	Narrow wallet share gaps	✓	+390bps in Investment Banking[3], +380bps in FICC and Equities[3]
	Increase Financing revenues in FICC and Equities	✓	+16% 3-year CAGR; $7.1bn revenues in 2022
Asset & Wealth Management	Expand Assets Under Supervision (AUS)	✓	+11% 3-year CAGR
	Increase net traditional long-term AUS inflows	○	$171bn[4] inflows (original $250bn target, updated $350bn target)
	Increase Firmwide Management and other fees	✓	+13% 3-year CAGR
	Increase Alternatives Management and other fees	✓	+16% 3-year CAGR
	Increase Alternatives fundraising	✓	$179bn[4] raised (original $150bn target, updated $225bn target)
	On-balance sheet alternative investments reduction	○	~25% decline in on-balance sheet alternative investments
	Increase PWM lending penetration	✓	~30% lending penetration in U.S. PWM business[5]
	Workplace & Personal Wealth offering	✓	~60% of Fortune 100 companies covered
	Grow Marcus deposit balances	✓	+$60bn deposits in 3 years
Platform Solutions	Increase Transaction Banking client base	✓	Doubled to ~450 clients since 2020
	Grow Transaction Banking deposit balances	○	$70bn deposits ($100bn target)
	Increase Consumer partnerships end-customers	✓	~12mm active customers
	Increase Consumer Card and Loan balances	○	~$18bn in gross loans in PS and ~$4bn in gross loans in AWM (~$22bn total; $30bn target)

INVESTOR DAY 2023 STATE OF THE FRANCHISE 6 Realignment to Deliver on Our Strategy and Unlock Shareholder Value Global Banking & Markets Clear strategic rationale Driving industry-leading returns through highly synergistic businesses Bolster execution of strategy Asset & Wealth Management Strengthen ability to achieve targets Scaled and integrated franchise offering holistic solutions across public and private markets Enhance ability to deliver for clients Platform Solutions Unlock shareholder value Embedding digital platforms in our clients’ ecosystems

INVESTOR DAY 2023 STATE OF THE FRANCHISE 7 Global Banking & Markets Premier Global Client Franchises at Scale 1 2 #1 Global Investment Bank Top 2 Sales and Trading franchise built through decades of investment with deep and consistent global in people, clients, and culture scale across both FICC and Equities Leading #1 in Advisory revenue share Preeminent macro and micro franchises Global Banking & Markets 3 for 20 years with broad product offerings across franchise asset classes and geographies A leading Equity Underwriting franchise across products and regions Risk management culture Growing Debt Underwriting franchise Scalable, client-centric technology platforms Leading market positions Global, broad, and deep World-class brand Highly experienced talent

INVESTOR DAY 2023 STATE OF THE FRANCHISE 8 Global Banking & Markets Poised to Deliver More Durable Returns Global Banking & Markets evolution Key drivers of increased returns Increased revenue / Strengthened client franchise wallet share gains 16.4% 1 Industry-leading ROE , +780bps since 2019 Business mix improvement Increased durability of revenues +370bps 2 improvement in GBM revenue wallet share Cost reduction since 2019 Raised return profile Improved capital efficiency +16% 3 3-year CAGR in Financing revenues in FICC and Equities

INVESTOR DAY 2023 STATE OF THE FRANCHISE 9 Asset & Wealth Management Integrated, Client-Oriented Businesses at Scale Scale Competitive advantages 5-year performance 1 Top 5 Global Active Asset Manager Goldman Sachs ecosystem Traditional $2.5tn AUS 3 77% Equity Client-centric and tailored 71% advice 3 in top 50% of 64% Fixed Income Morningstar 3 funds 1 Breadth and depth across Top 5 Alternative Asset Manager various dimensions $450bn total alternative investments Alternatives Net IRR Strong investment and risk 5 15.9% Corporate Equity 93% management culture in top 50% of 5 8.6% Corporate Credit Leading private wealth franchise Cambridge 4 5 funds 8.7% Real Estate >$1tn in total Wealth Management 2 client assets 19.1% Open-Architecture 6 Private Equity

INVESTOR DAY 2023 STATE OF THE FRANCHISE 10 Asset & Wealth Management Continued Opportunities for Growth Driving Higher Fees Firmwide Management and other fees ($bn) Progress on business targets Growth opportunities +13% CAGR $225bn $179bn $8.8 Wealth Management 1 $7.8 2020-2024 Gross $6.8 2020-2022 $6.1 Alternatives fundraising 2 Alternatives >$10bn $8.8bn in 2022 Firmwide Management $1.8 $1.5 $1.3 $1.2 and other fees in 2024 3 Solutions 2019 2020 2021 2022 Alternatives Management and other fees Of which: >$2bn $1.8bn AUS ($tn) in 2022 Alternatives Management $1.9 $2.1 $2.5 $2.5 and other fees in 2024

INVESTOR DAY 2023 STATE OF THE FRANCHISE 11 Platform Solutions Innovative Platforms Delivering Solutions to Clients Transaction Banking Consumer Platforms Competitive advantages Premier brand Enterprise Partnerships Providing payment and liquidity solutions directly to corporates, Partnering with large, consumer-facing Longstanding client relationships sponsors, and financial institutions brands to build deeply embedded, via a proprietary cloud-based multiproduct ecosystems and deliver platform financial products to customers Innovative technology Stable and large balance sheet Merchant Point-of-Sale Lending Regulatory infrastructure Providing digital point-of-sale financing solutions primarily in the home improvement market

INVESTOR DAY 2023 STATE OF THE FRANCHISE 12 Executing Our Strategy Through-the-cycle targets Global Banking & Markets Maximize wallet share and grow financing activities 14-16% ROE Asset & Wealth Management Grow management fees Platform Solutions 15-17% Scale Platform Solutions 1 to deliver profitability ROTE

INVESTOR DAY 2023 STATE OF THE FRANCHISE 13

End Notes

These notes refer to the financial metrics and/or defined terms presented on:

Slide 2:
1. Dealogic – January 1, 2022 through December 31, 2022. Equity Underwriting refers to Equity & Equity-related Offerings
2. Based on reported FY 2022 net revenues for FICC and Equities. Total wallet includes GS, MS, JPM, BAC, BARC, C, DB, UBS, CS
3. Rankings as of 4Q22. Peer data compiled from publicly available company filings, earnings releases and supplements, and websites, as well as eVestment databases and Morningstar Direct. GS total Alternatives investments of $450 billion at year-end 4Q22 includes $263 billion of Alternatives AUS and $187 billion of non-fee-earning Alternatives assets

Slide 3:
1. Per company filings. Peer set consists of MS, JPM, BAC and C

Slide 4:
1. Return on average common shareholders' equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly common shareholders' equity. Return on average tangible common shareholders' equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally and that tangible common shareholders' equity is meaningful because it is a measure that the firm and investors use to assess capital adequacy. ROTE and tangible common shareholders' equity are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table below presents a reconciliation of average common shareholders' equity to average tangible common shareholders' equity:

$ in millions	Average for the Year Ended December 2022	2021	2020
Total shareholders' equity	$ 115,990	$ 101,705	$ 91,779
Preferred Stock	(10,703)	(9,876)	(11,203)
Common shareholders' equity	105,287	91,829	80,576
Goodwill	(5,726)	(4,327)	(4,238)
Identifiable intangible assets	(1,583)	(536)	(617)
Tangible common shareholders' equity	$ 97,978	$ 86,966	$ 75,721

Slide 5:
Note: 3-Year CAGR period represents year-end 2019 through year-end 2022. Point-in-time metrics as of year-end 2022
1. Source: Top 100 client list and rankings compiled by GS through Client Ranking / Scorecard / Feedback and / or Coalition Greenwich 1H22 Institutional Client Analytics Global Markets ranking. Baseline comparative result not adjusted for provider changes
2. M&A and ECM per Dealogic – January 1, 2020 through December 31, 2022. ECM refers to Equity & Equity-related Offerings. DCM based on reported Debt underwriting fees. Total wallet includes GS, MS, JPM, BAC, C, BARC, CS, DB, UBS. 3-Year average represents 2020 through 2022
3. Revenue wallet share since Investor Day 2020 (2022 vs. 2019). Data based on reported revenues for Advisory, Equity underwriting, and Debt underwriting (Investment Banking) and for FICC and Equities. Total wallet includes GS, MS, JPM, BAC, C, BARC, CS, DB, UBS
4. Represents the period from 2020 through 2022
5. Loans include bank loans and mortgages; excludes margin loans. Penetration measures PWM accounts with bank loan / mortgage products vs. total accounts

Slide 7:
1. Based on reported FY 2022 Investment Banking revenues. Peers include MS, JPM, BAC, C, BARC, CS, DB, UBS
2. Based on reported FY 2022 net revenues for FICC and Equities. Total wallet includes GS, MS, JPM, BAC, BARC, C, DB, UBS, CS
3. Based on reported revenues (2003 – 2022). Total wallet includes GS, MS, JPM, BAC, C

Slide 8:
1. Peers include MS (Institutional Securities segment), JPM (Corporate & Investment Bank segment), BAC (Global Banking and Global Markets segments). ROE for GS, MS, and JPM as reported. ROE for BAC calculated as net income / allocated capital
2. Revenue wallet share since Investor Day 2020 (2022 vs. 2019). Based on reported revenues for Advisory, Equity underwriting, Debt underwriting, FICC and Equities. Total wallet includes GS, MS, JPM, BAC, C, BARC, CS, DB, UBS
3. 3-Year CAGR period represents 2019 through 2022

Slide 9:
1. Rankings as of 4Q22. Peer data compiled from publicly available company filings, earnings releases and supplements, and websites, as well as eVestment databases and Morningstar Direct. GS total Alternatives investments of $450 billion at year-end 4Q22 includes $263 billion of Alternatives AUS and $187 billion of non-fee-earning Alternatives assets
2. Includes both Ultra High Net Worth and High Net Worth client assets within Private Wealth Management and Workplace and Personal Wealth. Consists of AUS and brokerage assets
3. Note: Past performance does not guarantee future results, which may vary. Represents global open-end funds, excluding liquidity and ETFs. Source: Morningstar. Data as of December 31, 2022

INVESTOR DAY 2023 STATE OF THE FRANCHISE 14 End Notes These notes refer to the financial metrics and/or defined terms presented companies, cash management, and hedging, which may enhance investor on: returns. Estimated figures are subject to change as performance is finalized Slide 12: Slide 9 (cont’d): 1. Refer to end note 1 on slide 4 Note: Past performance does not guarantee future results, which may vary 4. Peer comparison based on underlying fund’s net asset value as of September 30, 2022 and performance over a five-year time horizon from September 30, 2017, to September 30, 2022. Includes Corporate Equity (including infrastructure), Corporate Credit, Real Estate and Open-Architecture Private Equity funds. Funds four years old or less are excluded, as they do not have five years of performance 5. Performance is estimated and based on a composite of all funds active within the applicable strategy during a five-year time horizon from December 31, 2017 to December 31, 2022. Performance is net of management fees and override. Performance is net of fund fees and expenses. Excludes GS affiliates and other investors that pay no fees. Performance figures reflect the impact of fund level and underlying manager level credit facilities, the reinvestment of proceeds from the sale of underlying funds and/or portfolio companies, cash management, and hedging, which may enhance investor returns. Estimated figures are subject to change as performance is finalized 6. Performance is estimated and based on a composite of private equity strategies managed by the Alternative Investment and Manager Selection investment team (“AIMS”) during a five-year time horizon from September 30, 2017 to September 30, 2022. The composite include AIMS' private equity primaries fund of fund strategies, private equity, and real estate secondaries strategies, GP stakes strategies and co investment strategies. The composite does not include separate accounts or sub strategies. Performance is net of management fees and override. Performance is net of fees and expenses of the AIMS funds and net of fees and expenses of underlying managers. Excludes GS affiliates and other investors that pay no fees. Performance figures reflect the impact of fund level and underlying manager level credit facilities, the reinvestment of proceeds from the sale of underlying funds and/or portfolio

INVESTOR DAY 2023 STATE OF THE FRANCHISE 15 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

One Goldman Sachs Kim Posnett Global Head of Investment Banking Services and Co-Head of One Goldman Sachs February 2023

INVESTOR DAY 2023 ONE GOLDMAN SACHS 1 One Goldman Sachs A more integrated and Client comprehensive approach to centricity serving our global client franchise

INVESTOR DAY 2023 ONE GOLDMAN SACHS 2 Operationalizing One Goldman Sachs Our clients Our people Investment Banking FICC and Equities Identification Collaboration Technology One Goldman Infrastructure Sachs Asset Management Wealth Management Education Incentives

INVESTOR DAY 2023 ONE GOLDMAN SACHS 3 Large global corporation One Goldman Sachs Case Study Sustainable Finance 1 Client priorities Our Sustainable Finance offerings One Goldman Sachs solutions Investment Banking FICC and Equities ESG • Equity Financing• Structured Products Led inaugural sustainability bond • Debt Financing• Portfolio Solutions • M&A• Commodities Launched a money market Diversity, Equity, and Inclusion fund • Decarbonization• Marquee Analytics One Capital structure Goldman Sachs Selected as client’s new defined Asset Management Wealth Management contribution plan advisor • Liquidity Solutions• Workplace Solutions • Public Markets• Client Education Conducted training sessions for all • Alternatives• GS Products Risk management employees on sustainable investing • Retirement Solutions• Third Party Products

INVESTOR DAY 2023 ONE GOLDMAN SACHS 4 Private US corporation One Goldman Sachs Case Study Delivering The Firm Businesses involved One Goldman Sachs solutions Wealth Management Referral to Investment Banking 1 Wealth Management Investment Banking “ 2 Sell-Side Mandate and Staple Financing We engaged with Goldman to diversify our family investments and support the future Investment Banking growth of our Company. GS provided flawless Lead Left on Debt Financing 3 execution and coordinated a successful debt Investment Banking Investment Banking and capital markets process in a challenging 4 Referral to Asset Management market. The integration and communication among GS teams was seamless.” Asset Management 5 Junior Debt Financing - Co-founder Wealth Management Asset Management 6 Post Sell-Side additional AUS flow back into Private Wealth

INVESTOR DAY 2023 ONE GOLDMAN SACHS 5 Measurable Commercial Impact “ Best people, best execution, best advice, and a 1 of clients view coverage as positive 94% collaborative culture that brings it all together. No other bank is close.” - Alternative Asset Manager Client 2 of clients work with 3+ businesses 91% “ There is a level of engagement that is fundamentally different from others…depth of the relationship has 3 changed dramatically over the past three years.” growth in Investment Banking fee share +445bps - Public Pension Fund Client 4 “ GS continues to be one of our closest long-term growth in FICC and Equities wallet share +255bps strategic partners—and always one of our first calls...coverage team is fully engaged, providing tremendous advice, counsel, and thought leadership 5 of Alternatives fundraising across our most important priorities.” $31bn - Corporate Client

INVESTOR DAY 2023 ONE GOLDMAN SACHS 6 Unlocking the Power of One Goldman Sachs Key priorities Maximize wallet share and grow financing activities One Grow management fees Goldman Sachs Scale Platform Solutions to deliver profitability

INVESTOR DAY 2023 ONE GOLDMAN SACHS 7 End Notes These notes refer to the financial metrics and/or defined terms presented on: Slide 2: Note: One Goldman Sachs is subject to all existing firm policies and procedures. There is close coordination between the One Goldman Sachs teams and Compliance with respect to cross-business activity and information sharing, and Compliance training related to One Goldman Sachs emphasizes, among other things, potential risks associated with the protection of confidential information, compliance with the “need-to-know” standard, conflicts of interest, personal privacy and data governance Slide 3: 1. Non-exhaustive list of commercial offerings Slide 5: 1. Results from One Goldman Sachs client survey conducted in May/June 2022 2. Reflects clients with revenue impact across 3 or more GS business units, within or across our three segments, in 2022 3. Source: Dealogic. Represents estimated street fees (mapped to GS clients) for publicly announced deals that qualify for league tables. Compares fee share for One Goldman Sachs clients from 2019 to 2022 4. Source: Coalition Greenwich Institutional Client Analytics. Compares wallet share for One Goldman Sachs clients from 2019 to 1H22, where data is available 5. Alternatives gross third-party fundraising from One Goldman Sachs clients for 2020 – 2022

INVESTOR DAY 2023 ONE GOLDMAN SACHS 8 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Asset & Wealth Management Marc Nachmann Global Head of Asset & Wealth Management February 2023

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 1 Leading Asset and Wealth Management Platform Delivering Durable Revenues and Earnings Growth 2 $3.0tn Firmwide investment platform Premier Ultra High Net Brokerage Worth franchise ~$310bn $2.5tn 5-year performance Liquidity Assets under ~$710bn Top 5 Alternative supervision (AUS) 1 +11% CAGR since Asset Manager Investor Day 2020 Traditional Equity ~$560bn $8.8bn 71% Top 5 Global Active 1 2022 in top 50% Asset Manager Management of Morningstar 4 and other fees funds +13% CAGR since Leading manager Alternatives Investor Day 2020 Alternatives ~$450bn selection and solutions platform $222bn 93% Long-term AUS in top 50% organic net of Cambridge 5 inflows since funds Fixed Income 3 2019YE ~$1,010bn

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 2 Delivering Strong Investment Performance and Client Experience The power of the Strong Client-centric Breadth and Goldman Sachs investment and and tailored depth across risk management ecosystem advice various culture dimensions

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 3 The Power of the Goldman Sachs Ecosystem Our ecosystem… …Provides unique advantages Differentiated investment sourcing opportunities Deep market insights and expertise Our Clients Individuals Sovereign Funds Strong risk management culture Advisors Public Pensions Family Offices Corporate Pensions Endowments Insurers Heritage of exceptional client service and advice Foundations Consultants Corporations Employers Data and analytics Superior operating platform and scale

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 4

Breadth and Depth Across Various Dimensions

Traditional: $2.3tn AUS | **Alternatives: $450bn Total Assets[1]**

	Liquidity ~$710bn	Fixed Income ~$1,010bn	Public Equity ~$560bn	Hedge Funds, Multi-Strategy and Advisory ~$110bn	Private Equity ~$170bn	Private Credit ~$120bn	Real Estate ~$50bn
Internal strategies	Multi-asset Strategies	Multi-asset Strategies	Multi-asset Strategies	Multi-asset Strategies	Buyout	Large Cap Senior Loans	Core and Value-Add RE Equity
	Money Markets	Investment Grade	U.S. Large, Mid, Small	Alternative Risk Premia and Alternative Beta	Growth and Life Sciences	Middle Market Direct Lending	RE Credit
	Short Duration Income	High Yield	Global and International Developed	Hedge Fund Co-investments	Infrastructure	Mezzanine	Opportunistic RE
		Municipal	Emerging Markets Equity		Sustainability	Hybrid Capital	Real Estate Secondaries
		Emerging Markets Debt	Liquid Real Assets (REITs and MLPs)		Private Equity Secondaries		
		Stable Value	Quantitative Equity		Private Equity Co-Investments		
					GP Stakes		
Open-architecture strategies	External Liquidity Managers	External Fixed Income Managers	External Public Equity Managers	External Hedge Fund Managers	External Private Equity Managers	External Private Credit Managers	External Real Estate Managers
				Low Correlation			
				Alternative Equity			
Delivery Vehicles	Fund vehicles	Strategic partnerships		Advisory		Separately managed accounts (SMAs)

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 5 Focusing on Three Organic Growth Initiatives 1 2 3 Wealth Alternatives Solutions Management

INVESTOR DAY 2023
ASSET & WEALTH MANAGEMENT
6

Leading Wealth Manager Providing Comprehensive Advice to Clients as Their Trusted Advisor

Leading Wealth Management business

Broad client franchise

>$1tn
Wealth Management client assets[1]

16,000
Ultra High Net Worth clients

~$60mm
Average Ultra High Net Worth client account size

10+ years
Average Ultra High Net Worth client tenure[2]

GS Americas / US market share

~8%
of Ultra High Net Worth market[3]

~1%
of High Net Worth market[3]

Track record of growth since Investor Day 2020

Wealth Management and other fees ($bn)


12%
CAGR
$3.5
$5.0
2019
2022

Private banking and lending net revenues ($bn)


17%
CAGR
$1.5
$2.5
2019
2022

Continue executing on growth

Serve more clients via tailored and differentiated offerings

Deliver unique alternative investment and lending solutions to clients

Elevate the client experience through digital capabilities

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 7 Strong Alternatives Investment Performance Driving Strong AUS Growth Select funds closed since Investor Day 2020 Cumulative Alternatives fundraising ($bn) Alternatives management and other fees ($bn) West Street Strategic Solutions I 1 (Private Credit) Closed 2020 16% $13.8bn $225 CAGR $2.0 $1.8 $179 West Street Global Growth Equity 2 Partners I (Private Equity) $1.5 Closed 2023 $1.3 $1.2 $5.2bn $107 West Street Mezzanine Partners VIII 3 (Private Credit) $40 Closed 2023 $15.2bn 2019 2020 2021 2022 2024 2020 2021 2022 2024 Note: Fundraising totals include leverage and Target Target Goldman Sachs commitments

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 8 Delivering Differentiated Return Through Customized Solutions at Scale Outsourced CIO (OCIO) Insurance solutions SMAs and Direct indexing ~$460bn #2 ~$260bn #1 ~$210bn #1 1 1 4 AUS US OCIO AUS Insurance SMAs AUS In SMAs 2 3 manager solutions provider

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 9 Growing Our Fee-Based Revenues Increasing Fee-Based Revenues Will Create More Durable Earnings as We Navigate Various Market Cycles Management and other fees ($bn) Fees +13% $8.8bn $10bn YoY growth +15% Management and other fees >$10.0 YoY growth 88% of goal $8.8 $7.8 $6.8 Of which: $1.8bn $2bn Alternatives management and other fees 92% of goal 2020 2021 2022 2024 Target

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 10 Growing Our Private Banking and Lending Business Increasing Fee-Based Revenues Will Create More Durable Earnings as We Navigate Various Market Cycles Deposit growth and loan growth Private banking and lending net revenues ($bn) (excluding Marcus loans) Excluding Marcus loans Marcus loans +34% +37% Deposit balance growth Funded loan balance since 2020YE growth since 2020YE +53% YoY growth $2.5 +37% (excl. Marcus loans) $0.3 YoY growth Marcus loans (excl. Marcus loans) $1.7 $4.5bn ~$290mm $1.4 $0.2 Funded loan balance 2022 Net revenues $0.3 as of 2022YE $2.2 $1.4 $165mm $1.0 2022 Provision for credit losses 2020 2021 2022

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 11 Optimizing On-Balance Sheet Alternative Investments On-balance sheet alternative investments ($bn) 1 Client co-invest Firmwide initiatives / community reinvestment act investments Historical principal investments $81 $59 $64 <$45 $30 $9bn of capital <$35 <$15 $13 $6 $9 $3 $23 $20 $20 $14 2 2019YE 2022YE 2024YE Medium-term

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 12 Attractive Financial Profile Through Organic Revenue Growth and Margin Expansion Excluding Marcus 2022 1 2 loans and Historical Pro forma Medium-term targets Actual 1 principal investments Management and other fees $8.8bn -- $8.8bn High single digit annual growth Private banking and lending $2.5bn $(0.3)bn $2.2bn Incentive fees $0.4bn -- $0.4bn Normalize at $1bn Equity and debt investments $1.8bn $(1.1)bn $0.7bn Normalize at $2bn+ Total net revenues $13.4bn $(1.4)bn $12.0bn Pre-tax earnings $1.3bn $0.3bn $1.6bn Pre-tax margin ~10ppts ~4ppts ~14ppts Mid twenties ROE ~3ppts ~3ppts ~6ppts Mid teens

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 13 Committed to Deliver on Our Medium-Term Targets High single digit % Mid teens Mid twenties organic durable ROE pre-tax margin revenue growth

INVESTOR DAY 2023
ASSET & WEALTH MANAGEMENT
14

End Notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 1:
1. Rankings as of 4Q22. Peer data compiled from publicly available company filings, earnings releases and supplements, and websites, as well as eVestment databases and Morningstar Direct. GS total Alternatives investments of $450 billion at year-end 4Q22 includes $263 billion of Alternatives AUS and $187 billion of non-fee-earning Alternatives assets
2. Includes $2.5 trillion AUS, $187 billion non-fee-earning alternative assets, and ~$310 billion brokerage assets
3. Includes $171 billion of traditional assets and $51 billion of alternative investments
4. Past performance does not guarantee future results, which may vary. Represents global open-end funds, excluding liquidity and ETFs. Source: Morningstar. Data as of December 31, 2022
5. Past performance does not guarantee future results, which may vary. Peer comparison based on underlying fund's net asset value as of September 30, 2022 and performance over a five-year time horizon from September 30, 2017 to September 30, 2022. Includes Corporate Equity (including infrastructure), Corporate Credit, Real Estate, and Open-Architecture Private Equity funds. Funds four years old or less are excluded, as they do not have five years of performance

Slide 4:
1. Includes $263 billion of AUS and $187 billion of non-fee-earning alternative assets

Slide 6:
1. Includes both Ultra High Net Worth and High Net Worth client assets within Private Wealth Management and Workplace and Personal Wealth. Consists of AUS and brokerage assets
2. Average tenure for Ultra High Net Worth clients within Private Wealth Management
3. Ultra High Net Worth market share reflects GS client assets in the Americas and market investable assets of >$30 million. High Net Worth market share reflects GS client assets in the US and market investable assets between $1 million and $10 million. Source: McKinsey. Market share calculated using GS total client assets figures. Deposits are included in GS client assets and market investable asset figures. Data as of December 31, 2021

Slide 7:
1. Includes $12.8 billion of third-party equity (including employee commitments) and $1 billion in Goldman Sachs balance sheet co-investment
2. Includes $4.7 billion of third-party equity (including employee commitments) and $500 million in Goldman Sachs balance sheet co-investment
3. Includes $9.7 billion of third-party equity (including employee commitments), $2 billion in Goldman Sachs balance sheet co-investment and $3.5 billion of expected asset financing

Slide 8:
Note: AUS as of December 31, 2022
1. Excludes contributions from the acquisition of NNIP
2. Rankings as of December 31, 2021. Source: Cerulli Associates; Largest OCIO Providers by Outsourced AUM
3. Rankings as of December 31, 2021. Source: Insurance Investment Outsourcing Report: A Compendium of Insurance-Focused Investment Management Firms. NNIP assets are not reflected in the ranking
4. Rankings as of September 30, 2022. Source: Cerulli Associates The Cerulli Edge US Managed Accounts Edition 4Q22 (#86): Top-10 Managers: Manager-Traded SMAs

Slide 11:
1. Includes consolidated investment entities and other legacy investments
2. Medium-term refers to a 3-5 year time horizon

INVESTOR DAY 2023
ASSET & WEALTH MANAGEMENT
15

End Notes

Slide 12:

1. Private banking and lending net revenues exclude net revenues from Marcus loans. Equity investments and debt Investments net revenues exclude net revenues from historical principal investments (including consolidated investment entities and other legacy investments) identified on slide 11. Pre tax earnings and pre tax margin exclude provision for credit losses and operating expenses of Marcus loans, provision for credit losses related to the historical principal investments identified on slide 11, and non compensation expenses of consolidated investment entities. Return on equity (ROE) assumes a tax rate equal to the 2022 effective firmwide tax rate of 16.5%

   Management believes that providing Asset & Wealth Management financial results pro forma for the removal of the above items will help investors better understand the impact on the segment's financial results of the activities and investments we intend to exit over the medium-term and therefore be more useful in understanding the business on a go forward basis. Asset & Wealth Management financial results pro forma for the removal of the above items are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies. The table on the right presents a reconciliation of reported Asset & Wealth Management financial results for the year ended December 31, 2022 to the pro forma Asset & Wealth Management financial results
2. Medium-term refers to a 3-5 year time horizon

Unaudited, $ in millions	2022 Actual	Principal investments remaining portfolio	Marcus loans	Pro forma
Management and other fees	$ 8,781			$ 8,781
Incentive fees	359			359
Private banking and lending	2,458		294	2,164
Equity investments and debt investments	1,778	1,094		684
Net revenues	**$ 13,376**	**$ 1,094**	**$ 294**	**$ 11,988**
Provision for credit losses	519	176	165	178
Operating expenses	11,550	1,158	209	10,183
Pre-tax earnings	**$ 1,307**	**$ (240)**	**$ (80)**	**$ 1,627**
Pre-tax margin	**10%**	**-22%**	**-27%**	**14%**
Provision for taxes	215	(40)	(13)	268
Net earnings	**$ 1,092**	**$ (200)**	**$ (67)**	**$ 1,359**
Preferred stock dividends	113	-	-	113
Net earnings to common	**$ 979**	**$ (200)**	**$ (67)**	**$ 1,246**
Average common equity	**$ 31,762**	**$ 8,534**	**$ 794**	**$ 22,434**
Return on equity (ROE)	**3%**	**-2%**	**-8%**	**6%**

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 16 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Asset & Wealth Management Julian Salisbury Chief Investment Officer of Asset & Wealth Management February 2023

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 1 Global Presence Driving Unique Investment Opportunities Average partner tenure of ~20 years Americas ~1,100 Investment professionals 71% of AUS Investing since 1980s EMEA ~600 Investment professionals 21% of AUS Investing since 1990s APAC ~300 Investment professionals 8% of AUS Investing since 1990s

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 2

Differentiated Breadth of Investment Solutions

	Traditional $2.3tn AUS			Alternatives $450bn Total Assets[1]			
	Liquidity ~$710bn	Fixed Income ~$1,010bn	Public Equity ~$560bn	Hedge Funds, Multi-Strategy and Advisory ~$110bn	Private Equity ~$170bn	Private Credit ~$120bn	Real Estate ~$50bn
Internal strategies	Multi-asset Strategies				Buyout	Large Cap Senior Loans	Core and Value-Add RE Equity
	Money Markets	Investment Grade	U.S. Large, Mid, Small	Alternative Risk Premia and Alternative Beta	Growth and Life Sciences	Middle Market Direct Lending	RE Credit
	Short Duration Income	High Yield	Global and International Developed	Hedge Fund Co-investments	Infrastructure	Mezzanine	Opportunistic RE
		Municipal	Emerging Markets Equity		Sustainability	Hybrid Capital	Real Estate Secondaries
		Emerging Markets Debt	Liquid Real Assets (REITs and MLPs)		Private Equity Secondaries		
		Stable Value	Quantitative Equity		Private Equity Co-Investments		
					GP Stakes		
Open-architecture strategies	External Liquidity Managers	External Fixed Income Managers	External Public Equity Managers	External Hedge Fund Managers	External Private Equity Managers	External Private Credit Managers	External Real Estate Managers
				Low Correlation			
				Alternative Equity

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 3 Track Record of Generating Strong Investment Returns Traditional 1 Portion of Goldman Sachs Mutual Fund AUS performing in the top 50% of Morningstar Funds 3-Years 5-Years 10-Years 69% 51% 63% 93% 77% 64% 54% 84% 78% 73% 89% 60% Equity Fixed Quant- Multi-Asset Equity Fixed Quant- Multi-Asset Equity Fixed Quant- Multi-Asset 2 2 2 Income itative Solution Income itative Solution Income itative Solution 64% 71% 81% Total funds Total funds Total funds Consistent and persistent track record across traditional investment products

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 4 Track Record of Generating Strong Investment Returns Alternatives 1 93% in top 50% of Cambridge funds 2,3 2,3 Corporate Equity Corporate Credit 8.6% 15.9% 6.4% 1.1% MSCI World + Net IRR S&P Leveraged Loan + Net IRR MSCI Infrastructure BAML US High Yield 2,3 3,4 Real Estate Open-Architecture Private Equity 19.1% 8.7% 6.2% -0.4% MSCI World Net IRR Bloomberg Barclays CMBS Index Net IRR + MSCI World IMI RE Index

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 5 Our Differentiated Investing Culture Drives Flows and Management Fees Long-term (LT) organic net inflows over the last decade ($bn) (2013YE-2022YE) LT net flows LT net inflows as a % of prior year LT AUS $140 10% $130 $120 8% $100 6% $80 $55 $53 $60 $50 4% $42 $37 $36 $41 $42 $27 $40 2% $20 $- 0% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Management and $4.9 $5.4 $5.6 $5.4 $5.5 $6.0 $6.1 $6.8 $7.8 $8.8 other fees ($bn)

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 6 Our Differentiated Investing Culture Drives Strong Alternative Fundraising 1 Cumulative Alternatives gross fundraising ($bn) Cumulative Alternatives gross fundraising ($bn) (2019YE-2022YE) (2019YE-2022YE) 3-year fundraising as % of 2019YE fee-earning AUM Blackstone 126% $514 $179 Apollo $254 103% KKR $246 152% $107 Brookfield AM $203 70% Goldman Sachs $179 97% $40 Ares $175 180% Carlyle $109 67% 2020 2021 2022

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 7 Your Performance, Our Priority

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 8 End Notes These notes refer to the financial metrics and/or defined term presented 3. Benchmark performance calculated based on weighted timing of on: private strategy capital flows. Index transaction cost is assumed to equal the expense ratio of ETFs tracking the same or a similar index 4. Performance is estimated and based on a composite of private equity Slide 2: strategies managed by the Alternative Investment and Manager 1. Includes $263 billion of AUS and $187 billion of non-fee-earning Selection investment team (“AIMS”) during a five-year time horizon alternative assets from September 30, 2017 to September 30, 2022. The composite include AIMS' private equity primaries fund of fund strategies, private Slide 3: equity and real estate secondaries strategies, GP stakes strategies and Note: Past performance does not guarantee future results, which may vary co investment strategies. The composite does not include separate 1. Represents global open-end funds, excluding liquidity and ETFs. accounts or sub strategies. Performance is net of management fees Source: Morningstar. Data as of December 31, 2022 and override. Performance is net of fees and expenses of the AIMS 2. Represents all funds managed by Multi-Asset Solution portfolio funds and net of fees and expenses of underlying managers. Excludes management team, which includes traditional as well as alternative GS affiliates and other investors that pay no fees. Performance figures products reflect the impact of fund level and underlying manager level credit facilities, the reinvestment of proceeds from the sale of underlying Slide 4: funds and/or portfolio companies, cash management, and hedging, which may enhance investor returns. Estimated figures are subject to Note: Past performance does not guarantee future results, which may vary change as performance is finalized 1. Peer comparison based on underlying fund’s net asset value as of September 30, 2022 and performance over a five-year time horizon from September 30, 2017 to September 30, 2022. Includes Corporate Slide 6: Equity (including infrastructure), Corporate Credit, Real Estate, and 1. Excludes inorganic flows related to disclosed transactions. Source: Open-Architecture Private Equity funds. Funds four years old or less Company filings are excluded, as they do not have five years of performance 2. Performance is estimated and based on a composite of all funds active within the applicable strategy during a five-year time horizon from December 31, 2017 to December 31, 2022. Performance is net of management fees and override. Performance is net of fund fees and expenses. Excludes GS affiliates and other investors that pay no fees. Performance figures reflect the impact of fund level and underlying manager level credit facilities, the reinvestment of proceeds from the sale of underlying funds and/or portfolio companies, cash management, and hedging, which may enhance investor returns. Estimated figures are subject to change as performance is finalized

INVESTOR DAY 2023 ASSET & WEALTH MANAGEMENT 9 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Platform Solutions Stephanie Cohen Global Head of Platform Solutions February 2023

INVESTOR DAY 2023 PLATFORM SOLUTIONS 1 Executive Summary Primary drivers Key focus areas 1 Grow fee revenue and high- Profitable growth quality deposits 2 Optimize the growth of asset-intensive businesses Path to Decline in change in reserves profitability 3 Realize the benefits of scale 4 Improved efficiency Manage through a complicated credit environment

INVESTOR DAY 2023 PLATFORM SOLUTIONS 2 Our Differentiated Approach Competitive advantages Guiding principles One Goldman Sachs go-to-market strategy combined Premier brand with products developers love and can easily adopt Longstanding client relationships Business-to-business with innovative, client- and customer-centric, and digital-first products Innovative technology Robust compliance, operations, risk management, and Stable and large balance sheet consumer protection at scale Regulatory infrastructure Delivering profitability as we grow

INVESTOR DAY 2023 PLATFORM SOLUTIONS 3 Business Overview More Accretive to One recurring Net interest Goldman Sachs Goldman Sachs’ Fee revenues relationships direct client income revenue Deposits Transaction Corporates, sponsors, and Banking financial institutions Platforms serving small and medium enterprises Enterprise Large, consumer-facing Partnerships brands Merchant Home improvement Point-of-Sale merchants Lending Consumer Platforms

INVESTOR DAY 2023 PLATFORM SOLUTIONS 4 Innovative Solutions that Clients and Customers Love Transaction Banking Consumer Platforms Enterprise Partnerships Merchant Point-of-Sale Lending Best cloud initiative #1 in customer satisfaction Highly valued by our customers 1 for digital customer experience among midsized credit card with Net Promoter Score more issuers for the second than double the banking industry 2 3 consecutive year average in 2022 The Digital Banker (May 2022) J.D. Power (August 2022)

INVESTOR DAY 2023 PLATFORM SOLUTIONS 5 What We Have Achieved So Far Transaction Banking Consumer Platforms Enterprise Partnerships Merchant Point-of-Sale Lending ~12mm active 1 1 customers 2,3 Average deposits $70bn in spot deposits Average loan balances, gross Average serviced portfolios as of 4Q22 at 2022 year-end Off-balance sheet On-balance sheet $65bn $13bn $9.8bn $8.5bn $8.7bn $43bn $6bn $0.4bn $20bn $3bn 2020 2021 2022 2020 2021 2022 2020 2021 2022 3 Clients Number of products Originations ($bn) ~225 ~350 ~450 2 3 5 $5.2 $5.6 $7.5 ~$0.3bn ~$1.2bn 2022 Net revenues 2022 Net revenues

INVESTOR DAY 2023 PLATFORM SOLUTIONS 6 Transaction Banking Differentiated Offering with Potential for Further Growth Attractive business model Differentiated experience Compelling economics Positive contribution Large total addressable market ▪ Seamless onboarding Net earnings leveraging our industry-leading client franchise in Global Banking & Markets ▪ Single global platform Go-to-market strategies: ▪ Virtual accounts in seconds De minimis 1 Capital Provide payment and liquidity ▪ Developer-centric APIs solutions directly to corporates, sponsors, and financial institutions ▪ Digital tracking and monitoring 2 Embed capabilities into our partners’ platforms

INVESTOR DAY 2023 PLATFORM SOLUTIONS 7 Transaction Banking Roadmap for Growth Profitability levers Deepen relationships to drive growth 1 ▪ Wallet share with existing clients Near-term ▪ New domestic clients Secondary provider Primary provider Accounts payable 2 ▪ Multinationals via geographic growth Medium-term Accounts receivable Liquidity solutions ▪ Mid-size clients and merchants Grow wallet share

INVESTOR DAY 2023 PLATFORM SOLUTIONS 8 Enterprise Partnerships Strong Partnerships with Top Brands 1 Why corporations partner with us What we help our clients do Current key partners We reduce complexity via a 1 modern, agile technology ▪ Consumer credit card Diversify revenues stack, provide a large, stable ▪ Monthly installments balance sheet and offer 2 differentiated solutions ▪ Savings Enhance end client and customer loyalty 3 Acquire new customers ▪ Consumer credit card 4▪ Business credit card Deliver a seamless experience

INVESTOR DAY 2023 PLATFORM SOLUTIONS 9 Enterprise Partnerships Disciplined Growth 1 Revenue path Other profitability drivers Net revenue Net charge-offs Change in net reserves Adjusted contract terms 2 Net revenue, net of provision for credit losses (PCL) (beginning 2H23) Benefits of scale / cost efficiency Sensitivity to economic cycle 2019YE 2020YE 2021YE 2022YE 2023YE 2024YE 2025YE A 50bps increase in the unemployment rate versus our 3 4 5 Total average loan balances ($bn) and back-book percent of total loan balances baseline could increase PCL 6 by ~$150mm 1 3 6 13 >15 >20 0% 0% 0% 35% >40% ~60%

INVESTOR DAY 2023 PLATFORM SOLUTIONS 10 Merchant Point-of-Sale Lending Leading Home Improvement Franchise 1,2 2022 statistics Large and diversified merchant network 1,2 Transaction volume by merchant cohort $7.5bn 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Originations $9.8bn 3 Average serviced portfolio ~770 4 Average FICO Score 2012YE 2013YE 2014YE 2015YE 2016YE 2017YE 2018YE 2019YE 2020YE 2021YE 2022YE

INVESTOR DAY 2023 PLATFORM SOLUTIONS 11 Merchant Point-of-Sale Lending Driving Attractive Economics Through On-Balance Sheet Growth and Scale 2 Annualized industry loan economics Revenue path Net revenue Net charge-offs Change in net reserves 3 Net merchant Net revenue, net of provision for credit losses (PCL) 3 - 4% 1 discount rate Annual 5 - 9% percentage rate 2022YE 2023YE 2024YE 2025YE 4 Credit losses Average loan balances ($bn) ~2% 0 ~4 >10

INVESTOR DAY 2023 PLATFORM SOLUTIONS 12 Delivering Efficiency As We Scale Trailing 12 months efficiency ratio Efficiency drivers 1 189% Net revenue growth 155% 142% 134% 133% 117% Deal-related expense (including 2 20% amortization) <100% Decline in deal-related expenses 3 FY2020 FY2021 1Q22 2Q22 3Q22 FY2022 FY2023E FY2025E Cost efficiencies

INVESTOR DAY 2023 PLATFORM SOLUTIONS 13 Our Targets 1 2023 2025 Long-term Demonstrate progress Pre-tax breakeven Returns consistent with to breakeven firmwide targets Efficiency ratio less than Continued efficiency 100% improvement

INVESTOR DAY 2023 PLATFORM SOLUTIONS 14

End Notes

These notes refer to the financial metrics and/or defined terms presented on:

Slide 4:
1. The Digital Banker's Digital CX Awards is an annual assessment program focused on digital customer experience in the financial services sector. In 2022, Goldman Sachs Transaction Banking was recognized in the following category: Best Cloud Initiative for Digital CX
2. J.D. Power 2021-2022 U.S. Credit Card Satisfaction Studies; among midsize credit card issuers. Visit jdpower.com/awards for more details
3. Represents GreenSky 2022 net promoter score (NPS). NPS is an index measuring customers' willingness to recommend a product or service to others. 2022 banking industry average based on NICE Satmetrix 2022 B2C NPS Benchmarks at a Glance report

Slide 5:
1. Annual average figures calculated based on average of daily ending spot balances
2. Averages are calculated on a monthly basis
3. Includes portfolio and originations pre-dating GS ownership, which began in March 2022; includes Home Improvement (including Solar) and excludes Patient Solutions, as well as other immaterial program verticals

Slide 7:
1. Near-term refers to a 1-2 year time horizon
2. Medium-term refers to a 3-5 year time horizon

Slide 8:
1. Each logo used in this presentation is the property of the company to which it relates, is used here for informational and identification purposes only, and is not used to imply any IP ownership or license rights between any such company and Goldman Sachs

Slide 9:
1. Historical periods are based on realized performance. Projected periods are indicative of current forecasts, including a baseline unemployment rate peak of 4.7% and credit reserves weighted towards a mildly recessionary macroeconomic environment (with a weighted average unemployment rate of 5.5 - 6% in 2024)
2. Shaded region represents positive net revenue, net of provision for credit losses (PCL)
3. Considers average loan balances on a gross basis
4. Represents % of ending balances with greater than 3 years on balance sheet by end of calendar year
5. Back-book percent of total ending loan balances
6. Represents indicative change to 2023 PCL based on a 50bps increase to peak unemployment and is not intended to be representative of indicative changes for other years

Slide 10:
1. Includes activity pre-dating GS ownership, which began in March 2022
2. Includes Home Improvement (including Solar) and excludes Patient Solutions, as well as other immaterial program verticals
3. Average calculated on a monthly basis
4. Average FICO score based on dollar-weighted average for GreenSky portfolio on January 31, 2023

Slide 11:
1. Net merchant discount rate figures are calculated as weighted averages
2. Historical periods are based on realized performance. Projected periods are indicative of current forecasts, including a baseline unemployment rate peak of 4.7% and credit reserves weighted towards a mildly recessionary macroeconomic environment (with a weighted average unemployment rate of 5.5 - 6% in 2024)
3. Shaded region represents positive net revenue, net of provision for credit losses (PCL)
4. Considers average loan balances on a gross basis

Slide 13:
1. Long-term refers to a >5 year time horizon

INVESTOR DAY 2023 PLATFORM SOLUTIONS 15 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Global Banking & Markets Dan Dees Co-head of Global Banking & Markets February 2023

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 1 Preeminent Global Banking & Markets Franchise 1 Integration of #1 Investment Bank with leading FICC and Equities franchises Leading market positions $32bn $14bn 16.4% 2 2 2 Net revenues Pre-tax profit ROE Global, broad, and deep World-class brand Highly experienced talent

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 2 Global Banking & Markets Evolution Three important changes to the business since Investor Day 2020 1 2 3 Strengthened Increased durability Raised return profile client franchise of revenues

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 3 Global Banking & Markets Evolution Three important changes to the business since Investor Day 2020 1 2 3 Strengthened Increased durability Raised return profile client franchise of revenues

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 4 Strengthened Client Franchise FICC and Equities 1 GS as Top 3 provider to Top 100 +370bps 51 77 Global Banking & Markets in 2019 in 2022 2 revenue wallet share since Investor Day 2020 Investment Banking Expanded footprint to 12k+ clients

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 5 Strengthened Client Franchise FICC and Equities Top 100 clients Actions What’s next? Large, growing, and Establish framework 1 Expand to top 150 more recurring Assign ownership Identify issues, close gaps 2 Move from “Top 3” to “Top 1” or “Top 2” Increasingly complex needs 3 Resource discipline

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 6 Strengthened Client Franchise Investment Banking What’s next? 1 Optimize coverage 12k+ clients, up ~3k 1 Executed expanded footprint #1 for 20 years 2 2 Drive wallet share gains Advisory revenue share $13bn ($3bn+ more than #2) 3 Advisory revenues over last three years 3 Enormous One Goldman Sachs opportunity Trusted advisor relationships

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 7 Greater Opportunity Through Global Banking & Markets Collaboration Client Case Study: Alternative Asset Managers Huge and growing client base Industry dynamics 1 Global Alternatives AUM ($tn) 1 Secular growth opportunity $23 $15 2 Transactional capital $6 2013 2022E 2027E 3 Need for financing GS is a leading 1,000+ GS clients 2 service provider

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 8 Greater Opportunity Through Global Banking & Markets Collaboration (cont’d) Client Case Study: Alternative Asset Managers Coordinate coverage C-suite to Origination, Customize Every 100bps Portfolio Manager structuring, solutions of wallet share distribution Optimize resource allocation Human capital Financial capital $500mm+ 1 in revenues

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 9 Global Banking & Markets Evolution Three important changes to the business since Investor Day 2020 1 2 3 Strengthened Increased durability Raised return profile client franchise of revenues

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 10 Continued Disciplined Growth in Financing Financing: strategic priority for GBM Financing revenues ($bn) 1 Client demand Equities financing FICC financing 12% 22% of total revenues of total revenues 2 Growth at attractive returns $7.1 $2.8 $2.6 3 Increased durability of revenues $0.5 $4.3 $2.0 2013 2022

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 11 Increased Durability of Global Banking & Markets Revenues Growth in Outperformance of Diversification financing revenues our people / franchise effects of the business portfolio

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 12 Increased Durability of Global Banking & Markets Revenues (cont’d) Global Banking & Markets revenues FICC intermediation 2013 2014 2015 2016 2017 2018 2019

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 13 Increased Durability of Global Banking & Markets Revenues (cont’d) Global Banking & Markets revenues Underwriting 2013 2014 2015 2016 2017 2018 2019

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 14 Increased Durability of Global Banking & Markets Revenues (cont’d) Global Banking & Markets revenues ($bn) FICC intermediation Underwriting Remaining GBM $23 $23 $22 $22 $22 Average: $21 $20 ~$22bn 2013 2014 2015 2016 2017 2018 2019

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 15 Increased Durability of Global Banking & Markets Revenues (cont’d) Global Banking & Markets revenues ($bn) 1 Wallet share gains vs 2019 Financing gains vs 2019 Remaining GBM Raising the floor $37 $32 $30 $22 $3 $1 $3 $3 $2 2019 2020 2021 2022

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 16 Global Banking & Markets Evolution Three important changes to the business since Investor Day 2020 1 2 3 Strengthened Increased durability Raised return profile client franchise of revenues

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 17 Higher Return Profile Key drivers of increased returns GBM ROE (%) Increased revenue / wallet share gains 1 1 GS Peer average Leading peer 16.4% Business mix improvement 15.2% 14.0% 13.1% 12.6% ~200bps impact of litigation 8.6% Cost reduction Improved capital efficiency 2019 2022

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 18 Preeminent Global Banking & Markets Franchise Leading market positions and client franchise More durable revenues Best-in-class intermediation Raising the floor Enhanced wallet shares More durable returns Improving business mix with growth in financing Competitive advantages: people, brand, and scale

INVESTOR DAY 2023
GLOBAL BANKING & MARKETS
19

End Notes

These notes refer to the financial metrics and/or defined terms presented on:

Slide 1:
1. Based on reported FY 2022 reported Investment Banking revenues. Peers include MS, JPM, BAC, C, BARC, CS, DB, UBS
2. 2022 Global Banking & Markets results

As referenced in speaking notes, GS rankings of #1 in M&A, #2 in Equity underwriting, #1 in Equities, and #2 in FICC are based on externally reported revenues. #1 in Commodities and G10 Rates based on 3QYTD22 Coalition Greenwich Competitor Analytics. Ranks based on the Coalition Index banks. Analysis is based on GS' internal business structure and internal revenues

Slide 4:
1. Source: Top 100 client list and rankings compiled by GS through Client Ranking / Scorecard / Feedback and / or Coalition Greenwich 1H22 Institutional Client Analytics Global Markets ranking. Baseline comparative result not adjusted for provider changes
2. Revenue wallet share since Investor Day 2020 (2022 vs. 2019). Based on reported revenues for Advisory, Equity underwriting, Debt underwriting, FICC and Equities. Total wallet includes GS, MS, JPM, BAC, C, BARC, CS, DB, UBS

Slide 6:
1. Represents increase in Investment Banking covered clients since 2017
2. Based on reported revenues (2003 – 2022). Total wallet includes GS, MS, JPM, BAC, C
3. Based on reported revenues (2020 – 2022). Peers include MS, JPM, BAC, C, BARC, CS, DB, UBS

Slide 7:
1. AUM data via Preqin
2. Sources: Coalition Greenwich 1H22 Institutional Client Analytics Global Markets, GS ranks Top 3 for alternative asset managers (as defined by Goldman Sachs). Dealogic for Investment Banking league table rankings

Slide 8:
1. Sources: Coalition Greenwich annualized 1H22 Institutional Client Analytics Global Markets Wallet for alternative asset managers (as defined by Goldman Sachs). Dealogic for Investment Banking wallet based on GS client mapping

Slide 15:
1. Revenue wallet share vs 2019, excluding growth in GS financing. Data based on reported revenues for Advisory, Equity underwriting, Debt underwriting, FICC and Equities. Total wallet includes GS, MS, JPM, BAC, C, BARC, CS, DB, UBS

Slide 17:
1. Peers include MS (Institutional Securities segment), JPM (Corporate & Investment Bank segment), BAC (Global Banking and Global Markets segments). ROE for GS, MS, and JPM as reported. ROE for BAC calculated as net income / allocated capital

INVESTOR DAY 2023 GLOBAL BANKING & MARKETS 20 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Financial Roadmap Denis Coleman Chief Financial Officer February 2023

INVESTOR DAY 2023 FINANCIAL ROADMAP 1 Committed to Delivering on our Through-the-Cycle Targets and Unlocking Shareholder Value 14-16% 15-17% ~60% 1 ROE ROTE Efficiency ratio

INVESTOR DAY 2023
FINANCIAL ROADMAP
2

Diversified Franchise Driving Resilient Returns in Different Market Environments


FICC Intermediation
Management and other fees
Investment Banking fees
Equities Intermediation
Equities Financing
FICC Financing
Private Banking and Lending
Consumer Platforms
Debt Investments
Equity Investments
Incentive Fees
Transaction Banking and other
$47.4bn
FY2022 Firmwide net revenues

Return on equity (%)


14.8%
3-year average
~400bps impact of litigation
11.1%
23.0%
10.2%
2020
Pandemic-related dislocation
2021
Government intervention and subsequent recovery
2022
Rising inflation, tightening policy, and war in Ukraine

Since GS IPO

~13%
Book Value per Share CAGR[1]

~553%
Total Shareholder Return[2]

INVESTOR DAY 2023 FINANCIAL ROADMAP 3 Comprehensive Risk Management Culture Deeply experienced Credit risk Process and first-line risk takers Culture of risk structural management 1 2 oversight Market risk Independent controls Operational risk and governance Liquidity risk Mark-to-market discipline and Regulatory risk stress testing Reputational risk Disciplined risk-reward approach Continuous Model risk improvement 3

INVESTOR DAY 2023 FINANCIAL ROADMAP 4 Intensely Focused on Executing on Our Key Priorities Global Banking & Markets Asset & Wealth Management Platform Solutions Growing management fees Maximizing wallet share and Scaling and achieving profitability growing our financing business 2023: Demonstrate progress to breakeven; >$10bn Management and other fees, of which Expand to Top 150 clients Efficiency ratio less than 100% >$2bn Alternatives management and other fees Move from “Top 3” to “Top 1” or “Top 2” On-balance sheet alternative investments: 2025: Pre-tax breakeven; Continued disciplined growth in financing 2024: <$45bn Continued efficiency improvement 1 Medium-term : <$35bn 1 2 Medium-term : Pre-tax margin in the mid- Long-term : Returns consistent with Market-leading league table positions twenties; ROE in mid-teens firmwide target

INVESTOR DAY 2023 FINANCIAL ROADMAP 5 Capital Management Framework Current capital requirement 1 50-100 bps Investing in our business at Target Management Buffer attractive returns 13.8% Driving SCB towards Stress 2 Capital ~5% Continue to sustainably Buffer 6.3% grow our dividend $22bn Reduction in total on-balance sheet G-SIB alternative investments since 3 3.0% Investor Day 2020 Return excess capital in the form of buybacks Minimum $59bn <$35bn 4.5% 1 YE22 total on-balance Medium-term sheet alternative investments

INVESTOR DAY 2023 FINANCIAL ROADMAP 6 Earnings Power Creates Capacity to Grow Further and Accelerate Capital Return 2013-2019 Since Investor Day 2020 Increasing buybacks $500mm $500mm $1.0bn $1.5bn Investing for growth 103% 1Q22 2Q22 3Q22 4Q22 Average gross payout ratio 46% ~$2.25bn Average gross payout ratio 2 1Q23 to date share repurchases 1 Dividend growth Announcement of multi-year 100% Goldman Sachs $30bn 3 share repurchase authorization 39% Peer average

INVESTOR DAY 2023 FINANCIAL ROADMAP 7 Dynamically Managing Our Expense Base Active expense mitigation Driving towards 1 Recalibrate firm size $600mm Run-rate payroll reduction ~60% efficiency ratio Headcount Curtail attrition Focus on reduction replacement strategic hires 2 Non-comp expense reduction initiatives $400mm Run-rate expense efficiencies CIE expenses Marketing spend Professional fees

INVESTOR DAY 2023 FINANCIAL ROADMAP 8 Actively Managing Our Funding and Liquidity Profile Improvement in unsecured funding mix Wholesale Unsecured Deposits 34% 1 Total assets in GS bank entities 56% 90% ~$200bn Held-for-investment loans in Growth in deposits 1 GS bank entities 43% across channels since Investor Day 2020 Optimizing bank entity structure 44% 57% Expanding bank presence globally 2019 2022

INVESTOR DAY 2023 FINANCIAL ROADMAP 9 2022 ROE Simulation 4 3 Operating 2 Platform efficiencies 1 Alt. balance Solutions 14-16% 14.8% Management sheet reduction fee growth 10.2% Average ROE 2022 ROE last 3 years target range Select Levers 1 Firmwide expenses Asset & Wealth Management Platform Solutions Reduction in alternative Equity and debt Achieve $10bn Reversal of Improved operating 1 2 3 4 2 investment balance investment revenues management and pre-tax loss efficiency + sheet, freeing up $9bn + normalize to $2bn+ other fees in capital ~75-125bps impact ~150bps impact ~150bps impact

INVESTOR DAY 2023 FINANCIAL ROADMAP 10 Executing Our Strategy Through-the-cycle targets Global Banking & Markets 14-16% Maximize wallet share and grow financing activities ROE Asset & Wealth Management Grow management fees 15-17% Platform Solutions Scale Platform Solutions 1 to deliver profitability ROTE

INVESTOR DAY 2023 FINANCIAL ROADMAP 11

End Notes

These notes refer to the financial metrics and/or defined terms presented on:

Slide 1:

1. Return on average common shareholders' equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly common shareholders' equity. Return on average tangible common shareholders' equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally and that tangible common shareholders' equity is meaningful because it is a measure that the firm and investors use to assess capital adequacy. ROTE and tangible common shareholders' equity are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies

Slide 2:

1. Measures compound annual growth rate in BVPS from 2Q99 to 4Q22
2. Data as of December 31, 2022. Total Shareholder Return is sourced from Bloomberg

Slide 4:

1. Medium-term refers to a 3-5 year time horizon
2. Long-term refers to a >5 year time horizon

Slide 5:

1. Refer to end note 1 on slide 4

Slide 6:

1. GS represents growth from $1.25 in 4Q19 to $2.50 in 4Q22; Peer set includes: JPM, MS, BAC and C. Sourced from company filings
2. Through February 23, 2023
3. The amounts and timing of this program are determined primarily by our current and projected capital position, but may also be influenced by general market conditions and the prevailing price and trading volumes of our common stock. The repurchase program has no set expiration or termination date. Repurchases are subject to regulatory approval

Slide 8:

1. Data as of 4Q22; excludes affiliate assets

Slide 9:

1. Analysis assumes efficiency ratio of ~60% on marginal revenues and marginal tax rate of 20%. Assumed equity and debt investment revenues <40% of 2013-2022 average
2. Assumes a further improvement in firmwide efficiency ratio of 200-300bps beyond the impact on the firmwide efficiency ratio from assumed growth in management fees, reduction in alternatives balance sheet, and reversal of Platform Solutions pre-tax loss

Slide 10:

1. Refer to end note 1 on slide 1

INVESTOR DAY 2023 FINANCIAL ROADMAP 12 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Why Invest in Goldman Sachs Carey Halio Chief Strategy Officer and Global Head of Investor Relations February 2023

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 1 Focused on the Forward How We Will Deliver for Our Shareholders 1 2 3 Clear strategic Differentiated Track record of direction franchise, talent, success and culture

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 2 Entering the Next Phase of Our Strategic Evolution Clear strategic direction Operating segments Grow and strengthen Global Banking Asset & Wealth Platform existing businesses & Markets Management Solutions Diversify our products and services Operate more Maximize wallet Grow management Scale Platform efficiently share and grow fees Solutions to deliver financing activities profitability

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 3 Global Banking & Markets Poised to Continue Delivering Leading Returns Strategic differentiators Performance drivers GBM ROE (%) 1 Continue wallet share Leading market position growth 16.4% 15.2% 14.0% Increase mix of 2 Global, broad, and deep 13.1% ~200bps 12.6% impact of financing revenues litigation 8.6% GS 3 Resource discipline Client relationships built 1 Peer average on decades of trust Leading peer 2019 2022

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 4 Asset & Wealth Management Delivering More Durable Revenues and Earnings Growth Strategic differentiators Performance drivers More durable net revenues ($bn) 1 Continue growth in The power of the Goldmans Sachs Wealth Management, ecosystem Alternatives, and +14% CAGR $11.2 customized solutions $2.5 Optimize on-balance 2 Client-centric and $7.7 tailored advice sheet alternative $1.5 investments $8.8 $6.1 Management and 3 other fees Improve segment Breadth and depth across various margins and ROE Private banking and lending net revenues dimensions 2019 2022

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 5 Platform Solutions Delivering Profitability is Our Priority Strategic differentiators Performance drivers Path to profitability 1 Grow wallet share in Premier brand 1 Transaction Banking 2023 2025 Long-term Demonstrate Pre-tax Returns progress to breakeven consistent with Scale Consumer 2 Longstanding client breakeven firmwide targets relationships Platforms businesses Efficiency ratio Continued less than 100% efficiency improvement 3 Improve efficiency Innovative technology

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 6 Leading Client Franchise Trusted advisor “The overall level of intellect of the people working there, the quality of the Client-centric mindset management team, the vision of the Company and the culture of the firm, all 1 those sorts of things stand out.” Global, broad, and deep

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 7 Differentiated Talent Fostered in a Culture of Excellence Top 20 Client Service Fortune’s most ▪ Innovative approach 1 admired companies ▪ Service mindset ▪ Unique expertise Excellence 90%+ ▪ Relentless focus Client rating on the ▪ Unyielding commitment 2 firm’s People & Expertise ▪ Striving for superior results Unique and Partnership differentiated culture ▪ Collaborative focus 300:1 ▪ Continuous learning 3 Applicant ratio ▪ Apprenticeship culture for positions in 2022 Integrity ▪ Risk-focused mindset ▪ Ownership mentality 20 years ▪ Clear accountability Median tenure of partners at the firm

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 8 Strategic Focus on Transparency, Accountability, and Alignment Transparency Accountability Alignment ▪ Ongoing enhancement and expansion ▪ Regular updates on strategic vision ▪ Enhancements to Management of disclosed metrics, including through and progress Committee compensation structure resegmentation to increase alignment with long- ▪ Clear targets at both firmwide and term shareholder value creation ▪ Senior management engaged with and business levels available to investor community▪ Incorporated One GS into ▪ Robust disclosure of KPIs compensation and performance review process

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 9 Strong Performance Over the Long-term Delivering Higher Returns for Our Shareholders Since our IPO Structural improvements since Investor Day 2020 Higher quality revenues +370bps 320bps higher 18% GBM wallet share CAGR in more durable Average Goldman Sachs ROE 1 2 3 growth revenue streams above peer average ROE 14.8% Enhanced efficiency 11.6% 15.3% 61.5% Average ROE 3-year average efficiency ratio Improved capital footprint $22bn 3 Peer avg. GS Peer average Reduction in on-balance sheet alternative investments

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 10 Track Record of Delivering for Our Shareholders Progress since Investor Day 2020 39% 100% 60% Book value per share growth Dividend per share growth Total shareholder return 39% 60% 100% +23ppts +61ppts +47ppts 16% 39% 13% GS P Pe ee er Avg. r avg. GS P Pe eer Avg. er avg. GS Pe Pee er Avg. r avg. 1 1 1 ~2.5x growth vs. peer average ~2.5x growth vs. peer average ~4.5x growth vs. peer average

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 11 Focused on the Forward How We Will Deliver for Our Shareholders 1 2 3 Clear strategic Differentiated Track record of direction franchise, talent, success and culture

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 12 End Notes These notes refer to the financial metrics and/or defined terms presented from Bloomberg. All other data is sourced from company filings. Peers on: comprise of MS, JPM, BAC, C Slide 3: 1. Peers include MS (Institutional Securities segment), JPM (Corporate & Investment Bank segment), BAC (Global Banking and Global Markets segments). ROE for GS, MS, and JPM as reported. ROE for BAC calculated as net income / allocated capital Slide 5: 1. Long-term refers to a >5 year time horizon Slide 6: 1. Anonymous investor, Goldman Sachs Perception Study conducted by Nasdaq in 2022 Slide 7: 1. As of February 2023 2. 2021 Biennial Client & Stakeholder Survey. Data from a representative cross-section of clients across the firm 3. Applicant ratio for all open positions in 2022 Slide 9: 1. Revenue wallet share since Investor Day 2020 (2022 vs. 2019). Data based on reported revenues for Advisory, Equity underwriting, Debt underwriting, FICC and Equities. Total wallet includes GS, MS, JPM, BAC, C, BARC, CS, DB, UBS 2. Includes FICC financing net revenues, Equities financing net revenues, Management and other fees, Private banking and lending net revenues, Consumer platforms net revenues and Transaction banking and other net revenues 3. Source: Company filings. Peers comprise of MS, JPM, BAC, C Slide 10: 1. Data as of December 31, 2022. Total Shareholder Return is sourced

INVESTOR DAY 2023 WHY INVEST IN GOLDMAN SACHS 13 Cautionary Note on Forward Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, applicable to the firm and are subject to the risk that the firm’s actual escalate and expand, that sanctions may increase and that the actual efficiency ratio and CET1 capital ratios, and how they can be achieved, and capital requirements may be higher than currently anticipated because of, impact may differ, possibly materially, from what is currently expected. Due statements about future operating expense (including future litigation among other factors, changes in the regulatory capital requirements to the inherent uncertainty in these forward-looking statements, investors expense), efficiency ratio targets and expense savings initiatives, the impact applicable to the firm resulting from changes in regulations or the should not place undue reliance on the firm’s ability to achieve these of the COVID-19 pandemic on its business, results, financial position and interpretation or application of existing regulations or changes in the nature results. liquidity, the impact of Russia’s invasion of Ukraine and related sanctions and composition of the firm’s activities or its expectations around the sale and other developments on the firm’s business, results, financial position of assets. Statements about our AUS inflows targets and related revenues For information about some of the risks and important factors that could and liquidity, fundraising initiatives and amount and composition of future and capital reductions are based on our current expectations regarding our affect the firm’s future results, financial condition and liquidity and the Assets under Supervision and related revenues, anticipated asset sales, fundraising prospects and ability to sell assets and are subject to the risk forward-looking statements above, see “Risk Factors” in Part I, Item 1A of increases in wallet share, planned debt issuances, growth of deposits and that actual inflows and revenues and asset sales may be lower than the firm’s Annual Report on Form 10-K for the year ended December 31, other funding, asset liability management and funding strategies and expected due to, among other factors, competition from other asset 2022. You should also read the cautionary notes on forward-looking associated interest expense savings, and the timing and profitability of its managers, changes in investment preferences and changes in economic or statements in the firm’s Annual Report on Form 10-K for the year ended business initiatives, including the prospects of new businesses (including market conditions. Statements about the projected growth of the firm’s December 31, 2022. Transaction Banking and credit card partnerships) or new activities, its deposits and other funding, asset liability management and funding ability to increase its market share in incumbent businesses and its ability to strategies and associated interest expense savings are subject to the risk The statements in the presentation are current only as of February 28, 2023 achieve more durable revenues and higher returns from these initiatives, that actual growth and savings may differ, possibly materially from that and the firm does not undertake to update forward-looking statements to are forward- looking statements, and it is possible that the firm’s actual currently anticipated due to, among other things, changes in interest rates reflect the impact of subsequent events or circumstances. results may differ, possibly materially, from the targeted results indicated in and competition from similar products. Statements about the timing, these statements. profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases Forward looking statements, including those about the firm’s target ROE, in market share are based on the firm’s current expectations regarding its ROTE, efficiency ratio, and expense savings, and how they can be achieved, ability to implement these initiatives and achieve these targets and goals are based on the firm’s current expectations regarding its business and may change, possibly materially, from what is currently expected. prospects and are subject to the risk that the firm may be unable to achieve Statements about the effects of the COVID-19 pandemic on the firm’s its targets due to, among other things, changes in the firm’s business mix, business, results, financial position and liquidity are subject to the risk that lower profitability of new business initiatives, increases in technology and the actual impact may differ, possibly materially, from what is currently other costs to launch and bring new business initiatives to scale, and expected. Statements about the impact of Russia’s invasion of Ukraine and increases in liquidity requirements. Statements about the firm’s target ROE, related sanctions and other developments on the firm’s business, results, ROTE and CET1 capital ratios, and how they can be achieved, are based on financial position and liquidity are subject to the risks that hostilities may the firm’s current expectations regarding the capital requirements

Q&A David Solomon Chairman and Chief Executive Officer February 2023